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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 17, 2006

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-16002               95-3768341
 (State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)            File Number)         Identification No.)

      5880 Oberlin Drive, San Diego,
              California                                      92121
 (Address of principal executive offices)                   (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement.

     Effective March 17, 2006, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into an amendment (the "Amendment"), dated March 16, 2006, to that certain Loan and Security Agreement dated April 27, 2004 (the "Loan Agreement"), by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc. ("Wells Fargo"), as amended by: that certain Amendment Number One dated October 8, 2004 ("Amendment No. 1"); that certain Amendment Number Two dated February 28, 2005 ("Amendment No. 2"); that certain Amendment Number Three dated May 12, 2005 ("Amendment No. 3"); that certain Amendment Number Four dated September 21, 2005 ("Amendment No. 4"); that certain Amendment Number Five dated November 16, 2005 ("Amendment No. 5"); that certain letter agreement dated December 29, 2005 ("Amendment No. 6"); and that certain letter agreement dated January 31, 2006 ("Amendment No. 7").

     The Amendment amends the Loan Agreement with respect to: (a) the Collateral Reporting (as defined) that the Company Borrowers are required to provide to Wells Fargo; (b) the Borrowers' Projections (as defined) that the Company Borrowers are required to provide to Wells Fargo; and (c) notification to Wells Fargo of the filing by the Company Borrowers of any application for the registration of a copyright. The Amendment also: (x) waives the EBITDA Default (as defined) for the nine-month period ended December 31, 2005; (y) waives the Reporting Default (as defined); and (z) extends the deadline to deliver to Wells Fargo audited consolidated financial statements for the fiscal year ended March 31, 2004, to April 30, 2006.

     A copy of the Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. Copies of Amendments No. 1 and No. 2 were filed as exhibits to the Company's Current Report on Form 8-K filed with the Commission on March 9, 2005, and are incorporated herein by reference. A copy of Amendment No. 3 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on May 18, 2005, and is incorporated herein by reference. A copy of Amendment No. 4 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on September 26, 2005, and is incorporated herein by reference. A copy of Amendment No. 5 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on November 22, 2005, and is incorporated herein by reference. A copy of Amendment No. 6 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on January 9, 2006, and is incorporated herein by reference. A copy of Amendment No. 7 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on February 8, 2006, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.


Item 9.01  Financial Statements and Exhibits.

     (c)   Exhibits.

               10.1    Amendment to Loan and Security Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 2006                    Advanced Marketing Services, Inc.


                                                 /s/ Curtis R. Smith
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                                                    Curtis R. Smith
                                               Executive Vice President and
                                                 Chief Financial Officer


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